Exhibit 10.2

EXECUTION VERSION

CONSENT AND AMENDMENT TO NOTE PURCHASE AGREEMENT

among

Magellan Pipeline Company, LLC,

Magellan Midstream Partners, L.P.,

Magellan GP, LLC,

Magellan Pipeline GP, LLC,

and

The Consenting Series B Noteholders named herein

Dated as of August 30, 2004

Table of Contents

Section		Page

PRELIMINARY STATEMENTS		1

1. Series B Noteholders Consent to Company LLC/LP Conversion		2

2. Conditions to Effectiveness of Series B Noteholders Consent.		2

3. Post-Conversion Opinion; Officer’s Certificate.		3

4. Amendments to Note Purchase Documents.		3

5. Form of Notes.		6

6. Representations and Warranties.		7

7. Tax Indemnity in Connection with the Company LLC/LP Conversion.		9

8. Magellan Pipeline GP; Extent and Ratification.		10

9. Successors and Assigns.		10

10. Counterparts.		10

11. Governing Law.		10

Annex 1	Conversion of Magellan Pipeline Company, LLC into Magellan Pipeline Company, L.P.

Annex 2	Form of Opinion of General Counsel

Annex 3	Form of Vincent & Elkins L.L.P. Opinion (Pre-Company LLC/LP Conversion)

Annex 4	Form of Vincent & Elkins L.L.P. Opinion (Post-Company LLC/LP Conversion)

Annex 5	Form of Officer’s Certificate

Exhibit A	Form of Company Limited Partnership Agreement

Exhibit B	Form of Certificate of Conversion to Limited Partnership

Exhibit C	Form of Certificate of Limited Partnership

i

CONSENT AND AMENDMENT TO NOTE PURCHASE AGREEMENT

This Consent and Amendment to Note Purchase Agreement (this “Consent and Amendment”) is entered into as of August 30, 2004 by and among MAGELLAN PIPELINE COMPANY, LLC, a Delaware limited liability company (the “Company”) (formerly known as Williams Pipe Line Company LLC), MAGELLAN MIDSTREAM PARTNERS, L.P., a Delaware limited partnership (the “Guarantor”)(formerly known as Williams Energy Partners L.P.), MAGELLAN GP, LLC, a Delaware limited liability company (the “General Partner”)(formerly known as WEG GP LLC), MAGELLAN PIPELINE GP, LLC, a Delaware limited liability company (“Magellan Pipeline GP”), and the holders of Series B Notes party hereto (the “Consenting Series B Noteholders”).

PRELIMINARY STATEMENTS

A. WHEREAS, the Company, the Guarantor, the General Partner and the purchasers party thereto entered into a Note Purchase Agreement, dated October 1, 2002 (as amended and restated on May 25, 2004, and as further amended, modified or supplemented from time to time, the “Note Purchase Agreement”). Capitalized terms used herein without definition shall have the meanings set forth in the Note Purchase Agreement.

B. WHEREAS, Shell Pipeline Company LP and Equilon Enterprises LLC (d/b/a Shell Oil Products US) (together, the “Seller”) and the Guarantor entered into that certain Purchase and Sale Agreement, dated June 23, 2004 (the “Purchase and Sale Agreement”), pursuant to which the Seller agreed, among other things, to sell to the Guarantor (or its permitted assignee) certain pipeline assets and related property described therein (collectively, the “Pipeline Assets”).

C. WHEREAS, the Company and the Guarantor propose to enter into a Partial Assignment of Purchase and Sale Agreement (the “Partial Assignment Agreement”), pursuant to which the Guarantor shall, among other things, assign its rights to purchase certain of the Pipeline Assets to the Company (such assets, collectively, the “Assigned Pipeline Assets”).

D. WHEREAS, in connection with the Company’s purchase of such Assigned Pipeline Assets, the Company, the Guarantor and the General Partner wish to convert the Company’s organizational form from a Delaware limited liability company to a Delaware limited partnership (such conversion, the “Company LLC/LP Conversion”).

E. WHEREAS, Magellan Pipeline GP (a wholly owned Subsidiary of the Guarantor) will be the general partner of such Delaware limited partnership and the Guarantor shall be the limited partner of such Delaware limited partnership.

F. WHEREAS, pursuant to (i) Section 8.4 of the Note Purchase Agreement, the Company agreed to maintain its organizational existence as a limited liability company, and (ii) Section 9.13 of the Note Purchase Agreement, the General Partner, the Guarantor and the Company agreed not to (x) amend, supplement or otherwise modify the terms and conditions of the Company LLC Agreement in a manner materially adverse to the holders of the Notes, or (y) convert the Company into any other form of organization.

G. WHEREAS, the Company, the Guarantor and the General Partner have requested that the holders of Series B Notes (the “Series B Noteholders”) consent to the Company LLC/LP Conversion.

H. WHEREAS, Magellan Pipeline GP wishes to become a party to the Note Purchase Agreement.

NOW, THEREFORE, in consideration of the promises and other agreements herein contained, the parties hereto hereby agree as follows:

1. Series B Noteholders Consent to Company LLC/LP Conversion. Notwithstanding the terms of Section 8.4 and Section 9.13 of the Note Purchase Agreement (but subject to the terms of Sections 2 and 3 hereof), each Consenting Series B Noteholder hereby consents to the Company, the Guarantor, Magellan Pipeline GP and the General Partner, as the case may be, taking each of the actions described in Annex 1 hereto (collectively, the “Company LLC/LP Conversion Actions”) (including, without limitation, the execution and delivery by the Guarantor and Magellan Pipeline GP of the Agreement of Limited Partnership of Magellan Pipeline Company, L.P. in the form attached hereto as Exhibit A (the “Company LP Agreement”)) in order to consummate the Company LLC/LP Conversion.

2. Conditions to Effectiveness of Series B Noteholders Consent. Notwithstanding any provision hereof to the contrary, the effectiveness of the consent of each Consenting Series B Noteholder set forth in Section 1 hereof is subject to the fulfillment, on or prior to November 1, 2004 (the “Termination Date”), to the satisfaction of such Consenting Series B Noteholder, of each of the following conditions precedent:

(a) Series B Noteholders holding no less than 66 2/3% of the outstanding principal amount of the Series B Notes shall have executed and delivered this Consent and Amendment;

(b) the Consenting Series B Noteholders shall, in accordance with the terms of Section 16 of the Note Purchase Agreement, have received reimbursement for all expenses incurred by the Consenting Series B Noteholders for which invoices have been presented on or before the effective date of this Consent and Amendment (including the reasonable fees and expenses of external legal counsel to the Consenting Series B Noteholders);

(c) the Consenting Series B Noteholders shall have received executed legal opinions of (i) the General Counsel to the Company in the form attached hereto as Annex 2 and (ii) Vinson & Elkins L.L.P., counsel to the General Partner, the Guarantor, Magellan Pipeline GP and the Company, in the form attached hereto as Annex 3; and

(d) pursuant to Section 23.6 of the Note Purchase Agreement, Magellan Pipeline GP shall have irrevocably appointed CT Corporation as its authorized agent upon which process may be served in any suit, action or proceeding, and the Consenting Series B Noteholders shall have received evidence satisfactory to them of such appointment.

In the event that the conditions precedent set forth in this Section 2 are not fulfilled to each Consenting Series B Noteholder’s satisfaction on or prior to the Termination Date, each of the consents of the Consenting Series B Noteholders set forth in Section 1 hereof shall be null and void and of no force and effect.

3. Post-Conversion Opinion; Officer’s Certificate.

(a) No later than three (3) Business Days following the effective date of the Company LLC/LP Conversion, but prior to the consummation of the purchase of the Pipeline Assets pursuant to the Purchase and Sale Agreement, the Company shall deliver, or cause to be delivered, to the Consenting Series B Noteholders (i) the executed legal opinion of Vinson & Elkins L.L.P., counsel to the General Partner, the Guarantor, Magellan Pipeline GP and the Company, in the form attached hereto as Annex 4; and (ii) an Officer’s Certificate, executed by a duly authorized officer of the Company, the General Partner, Magellan Pipeline GP and the Guarantor, in the form attached hereto as Annex 5, together with the documents referred to therein.

(b) In the event the Company does not comply with the terms of Section 3(a) above, each of (i) the consents of the Consenting Series B Noteholders set forth in Section 1 hereof and (ii) the amendments set forth in Section 4 hereof shall be null and void and of no force or effect.

4. Amendments to Note Purchase Documents.

(a) The definition of “Guarantor” in Schedule B to the Note Purchase Agreement is hereby deleted in its entirety and replaced with the following:

““Guarantor” has the meaning set forth in the introductory paragraph to the Note Purchase Agreement.”

(b) On the effective date of the Company LLC/LP Conversion:

(i) all references to the “Magellan Pipeline Company, LLC” and “the Company” in each Note Purchase Document shall be deemed to be a reference to Magellan Pipeline Company, L.P, provided that the following references set forth in the Note Purchase Agreement shall continue to be references to Magellan Pipeline Company, LLC:

(A)	the reference to “Magellan Pipeline Company, LLC” set forth in the second line of the second preliminary statement;

(B)	the two references to “the Company” set forth in the first sentence of the third paragraph of subsection 1(b);

(C)	the two references to “the Company” set forth in the second and fourth lines of subsection 4.1(d);

(D)	the reference to “the Company” set forth in the second line of subsection 4.1(g);

(E)	the reference to “the Company” set forth in the second line of subsection 4.2(g);

(F)	the reference to “the Company” set forth in the first line of subsection 4.3(a)(i)(A);

(G)	all references to “the Company” set forth in Section 5.1;

(H)	the reference to “the Company” set forth in the second line of Section 5.21; and

(I)	the reference to “the Company” set forth in the third line of Section 5.29;

(ii) each reference to the “Company LLC Agreement” in each Note Purchase Document shall be deemed to be a reference to the Company LP Agreement.

(c) On the effective date of the Company LLC/LP Conversion, the Note Purchase Agreement shall be amended as follows:

(i) the introductory paragraph of Section 8 shall be amended to include “, Magellan Pipeline GP” immediately following the words “the Guarantor” in the first line thereof;

(ii) Section 8.1 shall be amended to include “, Magellan Pipeline GP (with respect to the Company only)” immediately following the words “the Guarantor” in the first line thereof;

(iii) Section 8.3 shall be amended to include “, Magellan Pipeline GP” immediately following the words “the Guarantor” in the first line thereof;

(iv) Section 8.4 shall be amended to include “, Magellan Pipeline GP” immediately following the words “the Guarantor” in the first line thereof;

(v) Section 8.9 shall be amended to include “, Magellan Pipeline GP” immediately following the words “the Guarantor” in the first line thereof;

(vi) Section 8.10 shall be amended to include “, Magellan Pipeline GP” immediately following the words “the Guarantor” in the first line thereof;

(vii) the introductory paragraph of Section 9 shall be amended to include “, Magellan Pipeline GP” immediately following the words “the Guarantor” in the first line thereof;

(viii) Section 9.13 shall be amended (i) by deleting the words “including Sections 7.5 and 7.8 of the Company LLC Agreement” where they appear in the second parenthetical clause on the seventh and eighth lines thereof and replacing them with the following: “including any provision of the Company LP Agreement” and (ii) by adding the words “, Magellan Pipeline GP” in the first line of such section immediately following the words “the Guarantor”;

(ix) Section 12(c) shall be amended to include “, Magellan Pipeline GP” immediately following the words “the Guarantor” in the first line thereof;

(x) Section 12(e) shall be amended to include “, Magellan Pipeline GP” immediately following the words “the Guarantor” in the first and seventh lines thereof;

(xi) Section 12(f) shall be amended to include “, Magellan Pipeline GP” immediately following the words “the Guarantor” in the second and third lines thereof;

(xii) the first three lines of Section 12(g) shall be deleted and restated in their entirety as follows: “(w) the General Partner, the Guarantor, Magellan Pipeline GP or the Company or any of its Subsidiaries, (x) the General Partner and/or any of its Subsidiaries, (y) the Guarantor and/or any of its Subsidiaries, or (z) Magellan Pipeline GP and/or any of its Subsidiaries shall (i) default in making any payment of any principal of any Indebtedness”;

(xiii) Section 12(h) shall be amended by deleting the phrase “the Guarantor or any Subsidiary of the Guarantor, including the Company or any of its Subsidiaries” each time it appears therein and replacing it with the following: “the Guarantor or any Subsidiary of the Guarantor (including Magellan Pipeline GP, the Company or any of their respective Subsidiaries)”;

(xiv) Section 12(i) shall be amended to include “, Magellan Pipeline GP” immediately following the words “the Guarantor” in the fifth and eleventh lines thereof;

(xv) Section 12(j) shall be amended to include “, Magellan Pipeline GP” immediately following the word “Guarantor” in the second line thereof;

(xvi) Section 12(l) shall be amended to include “, Magellan Pipeline GP” immediately following the words “the Guarantor” in the second line thereof; and

(xvii) the definition of “Company LLC Agreement” in Schedule B to the Note Purchase Agreement shall be deleted in its entirety and replaced with the following: “Company LP Agreement” means the Agreement of Limited Partnership of Magellan Pipeline Company, L.P., dated as of                 , 2004, between the Guarantor and Magellan Pipeline GP, as amended, supplanted or otherwise modified from time to time.”

5. Form of Notes.

(a) Each of the General Partner, the Guarantor, Magellan Pipeline GP, the Company and the Consenting Series B Noteholders party hereto hereby acknowledges (i) that (A) each of the Series B Notes issued pursuant to the Note Purchase Agreement and (B) the form of Series B Note affixed to the Note Purchase Agreement as Exhibit B thereto erroneously refers to “the undersigned” in the second sentence of the first paragraph thereof, and (ii) that the intention of the parties was that such reference be to “the holder named herein”.

(b) From and after the date hereof, the form of Series B Note attached to the Note Purchase Agreement as Exhibit B thereto shall be amended so that the final sentence of the first paragraph of the form of Note reads as follows: “On each of October 7, 2005 and October 7, 2006, the Company promises to pay to the holder named herein, or its registered assigns, five percent (5%) of the principal amount of this Series B Note the outstanding at par in accordance with the Amended and Restated Note Purchase Agreement referred to below.”

6. Representations and Warranties. The General Partner, the Guarantor, Magellan Pipeline GP and the Company hereby jointly and severally represent and warrant to each Consenting Series B Noteholder that:

(a) each of the General Partner, the Guarantor, Magellan Pipeline GP and the Company (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) each of the General Partner, the Guarantor, Magellan Pipeline GP and the Company has the power and authority, and the legal right, to make, deliver and perform this Consent and Amendment, and (iii) each of the General Partner, the Guarantor, Magellan Pipeline GP and the Company has taken all necessary limited liability company or partnership action to authorize the execution, delivery and performance of this Consent and Amendment;

(b) the Company LLC/LP Conversion will not, in and of itself, cause, create or otherwise have any adverse economic impact on or to (i) the business, operations, condition (financial or otherwise) or prospects of the General Partner, the Guarantor, Magellan Pipeline GP and/or the Company, or (ii) the ability of the General Partner, the Guarantor, Magellan Pipeline GP and the Company to perform their obligations under this Consent and Amendment and/or any other Note Purchase Document;

(c) in enforcing the obligations of the Company under any Note Purchase Document, the Series B Noteholders will be in no less advantageous a position than such Noteholders would have been in had the Company LLC/LP Conversion not occurred;

(d) the Series B Noteholders will not recognize income, gain or loss for U.S. federal income tax purposes as a result of the Company LLC/LP Conversion and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if the Company LLC/LP Conversion had not occurred;

(e) this Consent and Amendment, and each other Note Purchase Document (including the Note Purchase Agreement, as amended hereby) to which any of the General Partner, the Guarantor, Magellan Pipeline GP and the Company is a

party, as amended hereby, constitutes a legal, valid and binding obligation of each such party, enforceable against each such party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

(f) the execution, delivery and performance of this Consent and Amendment and the Company LP Agreement, and the taking of the Company LLC/LP Conversion Actions, will not violate any Requirement of Law or any Contractual Obligation of the General Partner, the Guarantor, Magellan Pipeline GP or the Company;

(g) each of the General Partner, the Guarantor, Magellan Pipeline GP and the Company has (i) the limited liability company or partnership power, authority and legal right to take the Company LLC/LP Conversion Actions to be taken by it and to consummate the Company LLC/LP Conversion, and (ii) taken all necessary limited liability company or partnership action to authorize the taking of the Company LLC/LP Conversion Actions to be taken by it and to consummate the Company LLC/LP Conversion;

(h) upon the (i) due authorization, execution and delivery of the Company LP Agreement and (ii) filing of the Company’s Certificate of Conversion to Limited Partnership and its Certificate of Limited Partnership, the Company LP Agreement will constitute a legal, valid and binding obligation of the Guarantor and Magellan Pipeline GP, enforceable against each such party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

(i) the Limited Liability Agreement of Magellan Pipeline GP has been duly authorized, executed and delivered and constitutes a legal, valid and binding obligation of the Guarantor, enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

(j) immediately following the Company LLC/LP Conversion, the Note Purchase Agreement, the Notes and each other Note Purchase Document executed by Magellan Pipeline Company, LLC will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

(k) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the General Partner, the Guarantor, Magellan Pipeline GP or the Company, threatened by or against the General Partner, the Guarantor, Magellan Pipeline GP or the Company or against any of their respective properties or revenues with respect to this Consent and Amendment, the Company LP Agreement and/or any of the transactions contemplated hereby or thereby (including, without limitation, the Company LLC/LP Conversion Actions);

(l) no Default or Event of Default has occurred and is continuing, and, after giving effect to (i) the consummation of the purchase of the Pipeline Assets pursuant to the Purchase and Sale Agreement and the Partial Assignment Amendment and the transactions contemplated thereby, and (ii) this Consent and Amendment and the transactions contemplated hereby (including, without limitation, the Company LLC/LP Conversion), no Default or Event of Default shall have occurred and be continuing;

(m) since May 25, 2004, there has been no development or event that has had, or could reasonably be expected to have, a Material Adverse Effect; and

(n) no statement or information contained in this Consent and Amendment, or in any other document, certificate or statement furnished by or on behalf of the General Partner, the Guarantor, Magellan Pipeline GP and/or the Company to the Series B Noteholders, or any of them, for use in connection with the transactions contemplated by this Consent and Amendment, contained, as of the date such statement, information, document or certificate was so furnished, any untrue statement of a material fact or omitted to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

7. Tax Indemnity in Connection with the Company LLC/LP Conversion. The General Partner, the Guarantor, Magellan Pipeline GP and the Company hereby jointly and severally agree to indemnify and hold harmless each Series B Noteholder (on an after-tax basis) from, and reimburse each such Series B Noteholders for, any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) relating to or arising out of or in connection with the Company LLC/LP Conversion (together with all costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and expenses of counsel) in connection therewith). This Section 6 shall survive the termination of the other provisions of this Consent and Amendment.

8. Magellan Pipeline GP; Extent and Ratification.

(a) On the effective date of the Company LLC/LP Conversion, Magellan Pipeline GP shall become a party to the Note Purchase Agreement as if it were a signatory thereto. All notices and communications to be given to Magellan Pipeline GP under the Note Purchase Agreement shall be delivered, in accordance with the terms of Section 19 of the Note Purchase Agreement, to the address specified in Section 19(iii) of the Note Purchase Agreement.

(b) Except as expressly set forth herein, this Consent and Amendment shall not constitute an amendment to, or a consent to departure from, the provisions of the Note Purchase Agreement, which remains in full force and effect (as amended hereby). This Consent and Amendment forms part of the Note Purchase Agreement and shall constitute a Note Purchase Document.

(c) Each of the Company, the General Partner and the Guarantor hereby fully ratifies the Note Purchase Agreement (as amended hereby)(including, without limitation, the terms of the guaranty set forth in Section 10 of the Note Purchase Agreement) and each other Note Purchase Document to which it is a party.

9. Successors and Assigns. All covenants and other agreements contained in this Consent and Amendment by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns whether so expressed or not.

10. Counterparts. This Consent and Amendment may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

11. Governing Law. This Consent and Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State. This Section 11 shall survive the termination of the other provisions of this Consent and Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed this Consent and Amendment, all as of the day and year first above mentioned.

MAGELLAN GP, LLC

By:	/s/ John D. Chandler
Name:	John D. Chandler
Title:	Chief Financial Officer

MAGELLAN PIPELINE GP, LLC

By:	/s/ John D. Chandler
Name:	John D. Chandler
Title:	Chief Financial Officer

MAGELLAN MIDSTREAM PARTNERS, L.P.

By:	MAGELLAN GP, LLC, its General Partner

By:	/s/ John D. Chandler
Name:	John D. Chandler
Title:	Chief Financial Officer

MAGELLAN PIPELINE COMPANY, LLC

By:	MAGELLAN MIDSTREAM PARTNERS, L.P., its Sole Member

By:	MAGELLAN GP, LLC, its General Partner

By:	/s/ John D. Chandler
Name:	John D. Chandler
Title:	Chief Financial Officer

METROPOLITAN LIFE INSURANCE COMPANY

By:	/s/ James A. Wiviott
Name:	James A. Wiviott
Title:	Director

NEW ENGLAND LIFE INSURANCE COMPANY

TEXAS LIFE INSURANCE COMPANY

By:	On behalf of the above companies, Metropolitan Life Insurance Company, as Investment Advisor

By:	/s/ James A. Wiviott
Name:	James A. Wiviott
Title:	Director

METROPOLITAN INSURANCE AND ANNUITY COMPANY

By:	/s/ James A. Wiviott
Name:	James A. Wiviott
Title:	Director

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Brian N. Thomas
Name:	Brian N. Thomas
Title:	Vice President

GIBRALTAR LIFE INSURANCE COMPANY, LTD.

By:	Prudential Investment Management (Japan), Inc., as Investment Advisor

By:	Prudential Investment Management, Inc., as Sub-Adviser

By:	/s/ Brian N. Thomas
Name:	Brian N. Thomas
Title:	Vice President

PRUCO LIFE INSURANCE COMPANY

By:	/s/ Brian N. Thomas
Name:	Brian N. Thomas
Title:	Vice President

ING LIFE INSURANCE AND ANNUITY COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

By:	/s/ Brian N. Thomas
Name:	Brian N. Thomas
Title:	Vice President

ING LIFE INSURANCE AND ANNUITY COMPANY

By:	ING Investment Management LLC, as Agent

By:	/s/ Christopher P. Lyons
Name:	Christopher P. Lyons
Title:	Senior Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

By:	New York Life Investment Management LLC, its Investment Manager

By:	/s/ Stuart Ashton
Name:	Stuart Ashton
Title:	Director

NEW YORK LIFE INSURANCE COMPANY

By:	/s/ Stuart Ashton
Name:	Stuart Ashton
Title:	Investment Vice President

SUNAMERICA LIFE INSURANCE COMPANY

FIRST SUNAMERICA LIFE INSURANCE COMPANY

By:	AIG Global Investment Corp., Investment Adviser

By:	/s/ Victoria Y. Chin
Name:	Victoria Y. Chin
Title:	Vice President

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By:	/s/ Brian Keating
Name:	Brian Keating
Title:	Director, Fixed Income

FORT DEARBORN LIFE INSURANCE COMPANY

By:	Guardian Investor Services LLC

By:	/s/ Brian Keating
Name:	Brian Keating
Title:	Director, Fixed Income

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

By:	/s/ Brian Keating
Name:	Brian Keating
Title:	Director, Fixed Income

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

By:	/s/ Brian Keating
Name:	Brian Keating
Title:	Director, Fixed Income

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

By:
Name:
Title:

TIAA-CREF LIFE INSURANCE COMPANY

By:	Teachers Insurance and Annuity Association of America, as Investment Manager

By:
Name:
Title:

Annex 1

Conversion of Magellan Pipeline Company, LLC

into Magellan Pipeline Company, L.P.

Step 1:	Magellan Midstream Partners, L.P. (the “Guarantor”) has formed Magellan Pipeline GP, LLC (“Magellan Pipeline GP”) as a Delaware limited liability company. Magellan Pipeline GP will serve as the general partner of Magellan Pipeline Company, L.P. upon the conversion of Magellan Pipeline Company, LLC from a Delaware limited liability company to a Delaware limited partnership (the “Company LLC/LP Conversion”).

Step 2:	The Guarantor contributes a . .001% membership interest in Magellan Pipeline Company, LLC to Magellan Pipeline GP and retains its remaining 99.999% membership interest in Magellan Pipeline Company, LLC.

Step 3:	Each of Magellan Pipeline GP, the Guarantor and Magellan Pipeline Company, LLC adopt a Plan of Conversion of Magellan Pipeline Company, LLC (the “Plan of Conversion”). The Plan of Conversion provides that, upon the filing of the Certificate of Conversion and Certificate of Limited Partnership as described in Step 4 below, the .001% membership interest in Magellan Pipeline Company, LLC held by Magellan Pipeline GP will convert into a .001% general partner interest in Magellan Pipeline Company, L.P., and the 99.999% membership interest in Magellan Pipeline Company, LLC retained by the Guarantor will convert into a 99.999% limited partnership interest in Magellan Pipeline Company, L.P.

Step 4:	Magellan Pipeline GP, on behalf of Magellan Pipeline Company, LLC, files a Certificate of Conversion and a Certificate of Limited Partnership with the Secretary of State of Delaware in order to effect the Company LLC/LP Conversion. The Conversion will be effective immediately upon the filing of the Certificate of Conversion and the Certificate of Limited Partnership.

Step 5:	Upon the Company LLC/LP Conversion, Magellan Pipeline GP and the Guarantor will enter into an Agreement of Limited Partnership of Magellan Pipeline Company, L.P. (the “Company LP Agreement”).

Step 6:	Upon the Company LLC/LP Conversion, the existence of Magellan Pipeline Company, LLC will continue in the form of a limited partnership. Pursuant to the Company LP Agreement, Magellan Pipeline GP will serve as the general partner of Magellan Pipeline Company, L.P. with a .001% general partner interest and the Guarantor will serve as the limited partner of Magellan Pipeline Company, L.P. with a 99.999% limited partner interest.

Annex 5

OFFICER’S CERTIFICATE

This Officer’s Certificate, dated as of                     , 2004, is delivered pursuant to Section 3 of the Consent and Amendment to Note Purchase Agreement, dated as of August 30, 2004 (the “Consent and Amendment”), among MAGELLAN PIPELINE COMPANY, LP, a Delaware limited partnership (formerly known as Magellan Pipeline Company, LLC) (the “Company”), MAGELLAN MIDSTREAM PARTNERS, L.P., a Delaware limited partnership (the “Guarantor”), MAGELLAN PIPELINE GP, LLC, a Delaware limited liability company (the “Magellan Pipeline GP”), MAGELLAN GP, LLC, a Delaware limited liability company (the “General Partner”), and the consenting holders of Series B Notes party thereto. Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Consent and Amendment, or, if no such meaning is ascribed therein, in the Note Purchase Agreement.

The undersigned, John D. Chandler, Chief Financial Officer and Treasurer of the General Partner, hereby certifies to each Consenting Series B Noteholder that he is authorized to execute and deliver this Certificate on behalf of the General Partner, the Guarantor, Magellan Pipeline GP and the Company.

1. Each of the General Partner, the Guarantor, Magellan Pipeline GP and the Company hereby certifies to each Consenting Series B Noteholder that:

(a) the Company LP/LLC Conversion was consummated on                     , 2004 and that as of such date, the Company was converted to a Delaware limited partnership known as “Magellan Pipeline Company, LP”;

(b) attached hereto is a true and complete copy of the Company LP Agreement as in effect on the date hereof (which is in the form attached to the Note Purchase Agreement as Exhibit A); and

(c) attached hereto is a true and complete copy of the Company’s (i) Certificate of Conversion to Limited Partnership (which is in the form attached to the Note Purchase Agreement as Exhibit B) and (ii) Certificate of Limited Partnership (which is in the form attached to the Note Purchase Agreement as Exhibit C), in each case as certified by the Secretary of State of Delaware, and as in effect on the date hereof.

2. The Company, the General Partner, the Guarantor and Magellan Pipeline GP hereby jointly and severally represent and warrant to each Consenting Series B Noteholder that:

(a) the Company is duly organized, validly existing and in good standing as a limited partnership under the laws of the State of Delaware; and

(b) each of the representations and warranties of the General Partner, the Guarantor, Magellan Pipeline GP and the Company set forth in Section 5 of the Consent and Amendment are true and correct as of the date hereof.

IN WITNESS WHEREOF, the undersigned has executed this Officer’s Certificate as of the day and year first above mentioned.

Name:	John D. Chandler
Title:	Chief Financial Officer and
Treasurer of the General Partner

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Exhibit A

AGREEMENT OF

LIMITED PARTNERSHIP OF

MAGELLAN PIPELINE COMPANY, L.P.

THIS AGREEMENT OF LIMITED PARTNERSHIP OF MAGELLAN PIPELINE COMPANY, L.P. (this “Agreement”), dated as of August     , 2004, is entered into and executed by Magellan Pipeline GP, LLC, as General Partner, and Magellan Midstream Partners, L.P., as Organizational Limited Partner.

RECITALS

WHEREAS, on the date hereof, the General Partner filed a Certificate of Conversion with the Secretary of State of the State of Delaware under Section 18-216 of the Delaware Limited Liability Company Act, pursuant to which Magellan Pipeline Company, LLC, a Delaware limited liability company (the “Predecessor”), was converted (the “Conversion”) into Magellan Pipeline Company, L.P. (the “Partnership”);

WHEREAS, immediately prior to the Conversion, the Organizational Limited Partner contributed a .01% membership interest in the Predecessor to the General Partner, which membership interest was converted into a 0.001% general partner interest in the Partnership upon the Conversion;

WHEREAS, upon the Conversion, the 99.999% membership interest in the Predecessor retained by the Organizational Limited Partner was converted into a 99.999% limited partner interest in the Partnership; and

WHEREAS, in connection with the Conversion, the Organizational Limited Partner and the General Partner wish to enter into this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

The following definitions shall for all purposes, unless otherwise clearly indicated to the contrary, apply to the terms used in this Agreement.

“Certificate of Limited Partnership” means the Certificate of Limited Partnership filed with the Secretary of State of the State of Delaware as described in the first sentence of Section 2.6 as amended or restated from time to time.

“Conversion” has the meaning set forth in the recitals hereto.

“Delaware Act” means the Delaware Revised Uniform Limited Partnership Act, as amended from time to time, and any successor to such act.

“General Partner” means Magellan Pipeline GP, LLC, a Delaware limited liability company, in its capacity as the general partner of the Partnership, and any successor to Magellan Pipeline GP, LLC, as general partner.

“Limited Partner” means the Organizational Limited Partner and any other limited partner admitted to the Partnership from time to time.

“Organizational Limited Partner” means Magellan Midstream Partners, L.P., a Delaware limited partnership, acting as the organizational limited partner pursuant to this Agreement.

“Partner” means the General Partner or any Limited Partner.

“Partnership” means Magellan Pipeline Company, L.P., a Delaware limited partnership.

“Percentage Interest” means, with respect to any Partner, the percentage of cash or property contributed by such Partner to the Partnership as a percentage of all cash or property contributed by all the Partners to the Partnership.

“Predecessor” has the meaning assigned to such term in the recitals hereto.

ARTICLE II

ORGANIZATIONAL MATTERS

2.1 Formation. In connection with the Conversion, the General Partner and the Limited Partner have formed the Partnership as a limited partnership pursuant to the provisions of the Delaware Act. The General Partner and the Limited Partner hereby enter into this Agreement to set forth the rights and obligations of the Partners and certain matters related thereto. Except as expressly provided herein to the contrary, the rights and obligations of the Partners and the administration, dissolution and termination of the Partnership shall be governed by the Delaware Act.

2.2 Name. The name of the Partnership shall be, and the business of the Partnership shall be conducted under the name of, “Magellan Pipeline Company, L.P.”

2.3 Principal Office; Registered Office. The principal office of the Partnership shall be at One Williams Center, Suite 2800, Tulsa, Oklahoma 74172 or such other place as the General Partner may from time to time designate. The Partnership may maintain offices at such other places as the General Partner deems advisable. The address of the Partnership’s registered office in the State of Delaware shall be the 1209 Orange Street, Wilmington, Delaware 19801, and the name of the Partnership’s registered agent for service of process at such address shall be the Corporation Trust Company.

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2.4 Foreign Qualification. Prior to the Partnership’s conducting business in any jurisdiction other than Delaware, the General Partner shall cause the Partnership to comply with all requirements necessary to qualify the Partnership as a foreign limited partnership in that jurisdiction.

2.5 Term. The Partnership shall continue in existence until an election to dissolve the Partnership by the General Partner.

2.6 Organizational Certificate. A Certificate of Limited Partnership of the Partnership has been filed by the General Partner with the Secretary of State of the State of Delaware as required by the Delaware Act. The General Partner shall cause to be filed such other certificates or documents as may be required for the formation, operation and qualification of a limited partnership in the State of Delaware and any state in which the Partnership may elect to do business. The General Partner shall thereafter file any necessary amendments to the Certificate of Limited Partnership and any such other certificates and documents and do all things requisite to the maintenance of the Partnership as a limited partnership (or as a partnership in which the Limited Partners have limited liability) under the laws of Delaware and any state or jurisdiction in which the Partnership may elect to do business.

2.7 Partnership Interests. Effective as of the date hereof, the General Partner shall have a 0.001% Percentage Interest and the Limited Partner shall have a 99.999% Percentage Interest.

ARTICLE III

PURPOSE

The purpose and business of the Partnership shall be to engage in any lawful activity for which limited partnerships may be organized under the Delaware Act.

ARTICLE IV

CAPITAL CONTRIBUTIONS

Upon the Conversion, the Organizational Limited Partner was deemed to have made a capital contribution to the Partnership equal to 99.999% of the total capital of the Partnership and the General Partner was deemed to have made a capital contribution to the Partnership equal to 0.001% of the total capital of the Partnership. The Partners shall have no obligation to make any additional capital contributions to the Partnership.

ARTICLE V

DISTRIBUTIONS

From time to time, but not less often than quarterly, the Partnership shall make such cash distributions as the General Partner, in its sole discretion, may determine without being limited to current or accumulated income or gains from any Partnership funds, including, without limitation, Partnership revenues, capital contributions or borrowed funds; provided, however, that no such distribution shall be made if, after giving effect thereto, the liabilities of the Partnership exceed the fair market value of the assets of the Partnership. In the General Partner’s sole discretion, the Partnership may, subject to the foregoing proviso, also distribute to the

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Partners other Partnership property, or other securities of the Partnership or other entities. All distributions by the Partnership shall be made in accordance with the Percentage Interests of the Partners.

ARTICLE VI

TAXES

6.1 Tax Returns. The General Partner shall prepare and timely file all federal, state and local tax returns required to be filed by the Partnership.

6.2 Tax Characterization. The Partnership shall be treated as an entity disregarded separate from the Organizational Limited Partner pursuant to Treasury Regulation Section 301.7701-3.

ARTICLE VII

MANAGEMENT AND OPERATIONS OF BUSINESS

7.1 Management by General Partner. Except as otherwise expressly provided in this Agreement, all powers to control and manage the business and affairs of the Partnership shall be vested exclusively in the General Partner; the Limited Partner shall not have any power to control or manage the Partnership.

7.2 Reimbursement of Expenses. The Partnership shall reimburse the General Partner for all costs and expenses incurred by the General Partner on behalf of the Partnership in its capacity as of the general partner of the Partnership.

ARTICLE VIII

BOOKS, RECORDS AND BANK ACCOUNTS

8.1 Maintenance of Books. The General Partner shall keep or cause to be kept at the principal office of the Partnership complete and accurate books and records of the Partnership and supporting documentation of the transactions with respect to the conduct of the Partnership’s business. The books and records shall be maintained with respect to accounting matters in accordance with sound accounting practices.

8.2 Accounts. The General Partner may establish one or more separate bank and investment accounts and arrangements for the Partnership, which shall be maintained in the Partnership’s name with financial institutions and firms that the General Partner determines.

ARTICLE IX

RIGHTS AND OBLIGATIONS OF LIMITED PARTNER

The Limited Partner shall have no liability under this Agreement except as provided in Article IV.

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ARTICLE X

DISSOLUTION, WINDING UP AND TERMINATION

10.1 Dissolution and Winding Up. On the occurrence of an event described in Section 2.5, the General Partner shall proceed diligently to wind up the affairs of the Partnership as provided in the Act. Until final distribution, the General Partner shall continue to operate the Partnership properties with all of the power and authority given it under this Agreement or the Act. The costs of winding up shall be borne as a Partnership expense.

10.2 Liquidation. Any assets of the Partnership remaining at the conclusion of the winding-up process shall be distributed to the Partners in accordance with their respective Percentage Interests. All distributions in kind to the Partners shall be made subject to the liability of the Partners after such distribution for costs, expenses, and liabilities theretofore incurred by the Partnership or for which the Partnership has committed prior to the date of termination. The distribution of cash and/or property to the Partners in accordance with the provisions of this Section 10.2 constitutes a complete return to the Partners of their respective capital contributions and a complete distribution to the Partners of their respective partnership interests in the Partnership and all the Partnership’s property.

10.3 Termination. On completion of such final distribution, the General Partner shall file a Certificate of Cancellation with the Secretary of State of Delaware, cancel any other filings made pursuant to Section 2.4 and Section 2.6, and take such other actions as may be necessary to terminate the existence of the Partnership.

ARTICLE XI

AMENDMENT OF PARTNERSHIP AGREEMENT

The General Partner may amend any provision of this Agreement without the consent of the Limited Partner and may execute, swear to, acknowledge, deliver, file and record whatever documents may be required in connection therewith.

ARTICLE XII

GENERAL PROVISIONS

12.1 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

12.2 Integration. This Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

12.3 Governing Law; Severability. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware. If any provision of this Agreement is or becomes invalid, illegal or enforceable in any respect, the validity, legality and enforceability of the remaining provisions hereof, or of such provision in other respects, shall not be affected thereby.

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IN WITNESS WHEREOF, this Agreement has been duly executed by the General Partner and the Organizational Limited Partner as of the date first above written.

GENERAL PARTNER:

Magellan Pipeline GP, LLC

By:
Name:	Don R. Wellendorf
Title:	President and Chief Executive Officer

ORGANIZATIONAL LIMITED PARTNER:

Magellan Midstream Partners, L.P.

By:	Magellan GP, LLC,
its general partner

By:
Name:	Don R. Wellendorf
Title:	President and Chief Executive Officer

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Exhibit B

CERTIFICATE OF CONVERSION

OF

MAGELLAN PIPELINE COMPANY, LLC

INTO

MAGELLAN PIPELINE COMPANY, L.P.

UNDER SECTION 17-217 OF

THE DELAWARE REVISED UNIFORM

LIMITED PARTNERSHIP ACT

1.	The date on which the limited liability company was first formed is June 25, 1999.

2.	The jurisdiction where the limited liability company was first formed is Delaware.

3.	The name of the limited liability company immediately prior to the filing of this Certificate is Magellan Pipeline Company, LLC.

4.	The name of the limited partnership as set forth in its Certificate of Limited Partnership filed in accordance with Section 17-217(b) is Magellan Pipeline Company, L.P.

5.	The conversion is to be effective upon the filing of this Certificate of Conversion and the Certificate of Limited Partnership.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Conversion as of August             , 2004.

Exhibit C

CERTIFICATE OF LIMITED PARTNERSHIP

OF

MAGELLAN PIPELINE COMPANY, L.P.

The undersigned, desiring to form a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act, 6 Delaware Code, Chapter 17, does hereby certify as follows:

1.	The name of the limited partnership is Magellan Pipeline Company, L.P.

2.	The address of the Partnership’s registered office in the State of Delaware is 1209 Orange Street, Wilmington, Delaware 19801, and the name of the Partnership’s registered agent for service of process at such address is the Corporation Trust Company.

3.	The name and mailing address of the general partner is as follows:

Name	Mailing Address
Magellan Pipeline GP, LLC	One Williams Center, Suite 2800
Tulsa, Oklahoma 74172

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Limited Partnership of Magellan Pipeline Company, L.P. as of August [    ], 2004.

By:	Magellan Pipeline GP, LLC,
as General Partner

By:
Name:	Lonny E. Townsend
Title:	Vice President, General Counsel &
Assistant Secretary